UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 2, 2005

REEBOK INTERNATIONAL LTD.

(Exact name of registrant as specified in its charter)

MASSACHUSETTS	1-9340	04-2678061
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1895 J.W. FOSTER BOULEVARD, CANTON, MA	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (781) 401-5000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01 Other Events

         On August 2, 2005, adidas-Salomon AG, a corporation organized under the laws of the Federal Republic of Germany (“Adidas”), Ruby Merger Corporation, a Massachusetts corporation (“Sub”), and the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”).  Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Sub will be merged (the “Merger”) with and into the Company, with the Company being the surviving corporation in the Merger.  Immediately prior to the execution of the Merger Agreement, the Company and American Stock Transfer & Trust Company, as Rights Agent, entered into Amendment No. 6 to the Rights Agreement dated as of August 2, 2005 (“Amendment No. 6”).  Concurrently with the execution of the Merger Agreement, Parent and Sub also entered into a Stockholders Agreement with certain stockholders of the Company (the “Stockholders Agreement”) pursuant to which such stockholders agreed to vote their shares in favor of the Merger.  The effect of Amendment No. 6 is to permit execution of the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement, including the Merger, without triggering the separation or exercise of the Rights or any adverse event under the Rights Agreement.  Amendment No. 6 specifically amends the Rights Agreement as follows:

         First, Amendment No. 6 provides that neither Adidas, Sub nor any of their Affiliates shall be deemed to be an Acquiring Person and therefore no Stock Acquisition Date or Distribution Date shall have been deemed to have occurred, in any such case solely by virtue of the execution and delivery of the Merger Agreement or the consummation of the Merger or any other transactions contemplated by the Merger Agreement (or the Stockholders Agreement).

         Second, Amendment No. 6 amends the definition of Expiration Date so that the Rights Plan terminates and Rights shall cease to be exercisable immediately prior to the consummation of the Merger.

                The foregoing description of Amendment No. 6 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 6 filed as Exhibit 99.1 and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

                    (c) The following Exhibits are filed as part of this report:

99.1                           Amendment No. 6 to the Rights Agreement between the Company and American Stock Transfer & Trust Company, as Rights Agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REEBOK INTERNATIONAL LTD.

August 4, 2005	By:	/s/ David A. Pace

	Name:	David A. Pace
	Title:	Senior Vice President and General Counsel